UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

February 11, 2013

AIRGAS, INC.
______________________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-9344	56-0732648
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

259 North Radnor-Chester Road, Suite 100
Radnor, PA 19087-5283
_________________________________________
(Address of principal executive offices)

Registrant's telephone number, including area code: (610) 687-5253

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01.	Entry into a Material Definitive Agreement.
On February 14, 2013, Airgas, Inc. (the “Company”) issued $325 million aggregate principal amount of 1.650% Notes due February 15, 2018 (the “2018 Notes”) and $275 million aggregate principal amount of 2.375% Notes due February 15, 2020 (the “2020 Notes”, and together with the 2018 Notes, the “Notes”) pursuant to a shelf registration statement on Form S-3 (File No. 333-167140) (the “Registration Statement”) filed with the U.S. Securities and Exchange Commission, which became effective on May 27, 2010, and a related prospectus supplement dated as of February 11, 2013.
The Notes were issued under an Indenture dated May 27, 2010 (the “Base Indenture”), between the Company and U.S. Bank National Association, as Trustee, as supplemented by the Fourth Supplemental Indenture, dated February 14, 2013 (the “Supplemental Indenture” and together with the Base Indenture, the “Indenture”). The Notes were sold pursuant to an Underwriting Agreement dated February 11, 2013 (the “Underwriting Agreement”), among the Company and Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein. The Underwriting Agreement and Supplemental Indenture are filed as exhibits to this Current Report on Form 8-K and shall be incorporated by reference into the Registration Statement and any amendments thereto.
The 2018 Notes bear interest at a fixed annual rate of 1.650%, payable semi-annually on February 15 and August 15 of each year, commencing August 15, 2013. The 2020 Notes bear interest at a fixed annual rate of 2.375%, payable semi-annually on February 15 and August 15 of each year, commencing August 15, 2013. The Indenture contains covenants which, subject to certain exceptions, limit the ability of the Company to, among other things, incur liens or engage in sale/leaseback transactions. Upon a change of control triggering event (as defined in the Indenture), the Indenture requires the Company to make an offer to repurchase the Notes at 101% of their principal amount, plus accrued and unpaid interest. The Company has the option to redeem the Notes up to the date that is one month prior to the maturity date of the Notes, in whole or in part, at 100% of the principal amount plus a make-whole premium, plus accrued and unpaid interest, and on or after the date that is one month prior to the maturity date of the Notes, in whole or in part, at 100% of the principal amount, plus accrued and unpaid interest.

The Underwriting Agreement and Supplemental Indenture are filed as exhibits to this Current Report on Form 8-K and shall be incorporated by reference into the Registration Statement and any amendments thereto.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 is incorporated herein by reference.

Item 8.01.	Other Events.
On February 14, 2013, Cahill Gordon & Reindel llp, counsel to the Company, issued an opinion and consent (attached hereto as Exhibit 5.1 and 23.1, respectively, and incorporated herein by reference). The opinion and consent are filed as exhibits to this Current Report on Form 8-K and shall be incorporated by reference into the Registration Statement and any amendments thereto.

Item 9.01.	Financial Statements and Exhibits.

Exhibit 1.1
Underwriting Agreement dated February 11, 2013, among the Company and Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.Underwriting Agreement dated February 11, 2013, among the Company and Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

Exhibit 4.2	Fourth Supplemental Indenture dated February 14, 2013, between the Company and U.S. Bank National Association, as Trustee.

Exhibit 5.1	Opinion of Cahill Gordon & Reindel LLP as to the validity of the Notes

Exhibit 23.1	Consent of Cahill Gordon & Reindel LLP (contained in Exhibit 5.1 hereto).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 14, 2013
Airgas, Inc.
(Registrant)

/s/ Thomas M. Smyth
Thomas M. Smyth
Vice President and Controller
(Principal Accounting Officer)

Exhibit Index

Exhibit 1.1
Underwriting Agreement dated February 11, 2013, among the Company and Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.Underwriting Agreement dated February 11, 2013, among the Company and Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

Exhibit 4.2	Fourth Supplemental Indenture dated February 14, 2013, between the Company and U.S. Bank National Association, as Trustee.

Exhibit 5.1	Opinion of Cahill Gordon & Reindel LLP as to the validity of the Notes

Exhibit 23.1	Consent of Cahill Gordon & Reindel LLP (contained in Exhibit 5.1 hereto).